U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                          ---------------------------


                                  FORM 8-K/A

                      Current Report Pursuant to Section
              13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): March 25, 2003
                              (January 16, 2003)

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                 AMERICAN CONSOLIDATED MANAGEMENT GROUP, INC.
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            (Exact name of registrant as specified in its charter)

                                     Utah
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                (State or other jurisdiction of incorporation)

           0-20642                                        87-0375093
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  (Commission file number)                    (IRS employer identification no.)

       70 West Canyon Crest Rd., Suite D, Alpine, Utah                 84004
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          (Address of principal executive offices)                   (Zip code)

                                (801) 756-1414
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             (Registrant's telephone number, including area code)

                  This document contains a total of 5 pages.



Item 4.

This Form 8-K/A is filed to correct errors in the Form 8-K that was filed by American Consolidated Management Group, Inc (the "Registrant") on February 3, 2003 and on the Form 8-K/A filed on February 28, 2003.

The Registrant reports on January 16, 2003, its principal certified public accountants for the past 5 years, Tanner & Co., resigned. The accountants' report on the Registrant's financial statements for either of the two most recent fiscal years contained no adverse opinion or disclaimer of opinion. Nor were any reports on the Registrant's financial statements qualified or modified as to uncertainty, audit scope, or accounting principles, except that their opinion did contain a going concern qualification and such financial statements did not contain any adjustments for uncertainties stated therein.

The decision to accept the accountants' resignation was received and approved by the Registrant's Board of Directors.

The Registrant reports that for the two most recent fiscal years and the subsequent interim period, it had no disagreement with its former accountants on:

      (i)   any matter of accounting principles or practices;
      (ii)  financial statement disclosure; or
      (iii) auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its report. No such scenario existed among the Registrant and its former accountants.

The Registrant has submitted the certified public accountants' resignation letter to this Form 8-K attached hereto as Exhibit 16.1.

The Registrant also reports that it has retained as its certified public accountants the Firm of Crisp, Hughes, Evans, LLP. The date of the engagement of Crisp, Hughes, Evans, LLP was December 31, 2002. As of the date of this filing, the Registrant has not consulted Crisp, Hughes, Evans, LLP regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audited opinion that might be rendered on the registrant's financial statements. Nor has the registrant been provided either written or oral advice from Crisp, Hughes, Evans, LLP that was an important factor considered by the registrant in reaching any decision as to an accounting, auditing or financial reporting issue. Finally, there is not, nor has there been any matter that was subject to disagreement between the registrant and Crisp, Hughes, Evans, LLP since Crisp, Hughes, Evans, LLP was retained. Further, the Registrant did not consult Crisp, Hughes, Evans, LLP regarding any of the following with respect to its former certified public accountant, Tanner & Co., as there were no disagreements with Tanner & Co. concerning:

     (i)    any matter of accounting principles or practices;
     (ii)   financial statement disclosure; or
     (iii) auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its report. No such scenario existed among the Registrant and its former accountants.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 16, 2003               AMERICAN CONSOLIDATED MANAGEMENT
                                    GROUP, INC.


                                    By:    /s/ George Mappin
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                                           George Mappin, Secretary


Exhibit 16.1:

                               January 16, 2003


American Consolidated Management Group, Inc.
Attn: Mr. George E. Mappin
714 Fairview Road
Greer, South Carolina  29651

Dear Mr. Mappin:

      This letter is to notify that as of January 16, 2003, Tanner & Co. officially resigns as the independent auditors of American Consolidated Management Group, Inc. I have attached a copy of the letter that will be mailed to the Securities & Exchange Commission regarding this change. Please note that under SEC rules, you are required to file a Form 8-K disclosing a change in auditor within 5 days from the date of the change. If you have any further questions or concerns, please do not hesitate to telephone me at 801-532-7444.

                                    Regards,

                                    /s/ Mark Erickson
                                    ---------------------------------
                                    Mark Erickson, CPA


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                                March 25, 2003


Securities & Exchange Commission
Washington, DC 20549

Ladies and Gentlemen:

We were previously the independent auditors of American Consolidated Management Group, Inc. (formerly American Consolidated Mining Co.) and, under the date of February 22, 2002, we reported on the balance sheets of American Consolidated Mining Co. as of December 31, 2001 and 2000, and the related statements of operations, shareholders' deficit, and cash flows for the years then ended. On January 16, 2003 we resigned as the independent auditors of American Consolidated Management Group, Inc. (formerly American Consolidated Mining Co.). We have read American Consolidated Management Group, Inc.'s statements included under Item 4 of its Form 8-K dated January 31, 2003, and we agree with such statements, except that we are not in a position to agree or disagree with American Consolidated Management Group, Inc.'s statements that the change of accountants was approved by the registrant's board of directors or any of the matters related to the engagement of Crisp, Hughes, Evans LLP as principal accountants.

Very truly yours,

/s/ Tanner + Co.